Exhibit 10.29
SECOND AMENDMENT TO

SECURED TERM LOAN AGREEMENT
     This SECOND AMENDMENT TO SECURED TERM LOAN AGREEMENT (this “Second Amendment”) is made and entered into as of the 9th day of December, 2008, by and among FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), KEYBANK NATIONAL ASSOCIATION, as a Lender and Administrative Agent (“KeyBank”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender (“Wells Fargo” and, together with KeyBank, the “Lenders”).
     WHEREAS, the Borrower and the Lenders are party to that certain Secured Term Loan Agreement dated as of August 11, 2008, as amended by the First Amendment to Secured Term Loan Agreement dated as of September 25, 2008 (as the same may be amended and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower on the terms set forth therein; and
     WHEREAS, the Lenders and the Borrower wish to make certain amendments to the Credit Agreement so as to update the pricing relating to credit extended under the Credit Agreement, revise the consent requirements relating to the addition of borrowing base properties, and update certain provisions and schedules to the Credit Agreement to reflect the exercise by the Borrower of its option to increase the Total Commitment;
     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. For all purposes, the term “Loan Documents” shall mean and include this Second Amendment and each allonge to a Note.
     2. Increase in Total Commitment. Pursuant to and in accordance with Section 2.8 of the Credit Agreement, the Borrower hereby requests, and the Administrative Agent and the Lenders hereby consent to, an increase of Fifteen Million Dollars ($15,000,000) in the aggregate Total Commitment (the “Increase”). After giving effect to such Increase, the Total Commitment will be $50,000,000. Each Lender hereby agrees to its respective Commitment as set forth on Schedule 2 (as amended hereby).
     3. Amendments to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended as follows:
     (a) The following definitions shall be inserted in the appropriate alphabetical location:
     “Addition Request. See §8.13(a)(i).
     New Property Diligence Documents. See §8.13(a)(i).

     Second Amendment Closing Date. December 9, 2008.”
     (b) The second sentence of the definition of “Total Commitment” shall be deleted in its entirety and replaced with the following:
     “As of the Second Amendment Closing Date, the Total Commitment is $50,000,000.”
     4. Amendment to Section 2.3(c) of the Credit Agreement. Section 2.3(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“With reference to Base Rate Loans, the “Applicable Base Rate Margin” shall be equal to 0.25% and, with reference to Libor Rate Loans, the “Applicable Libor Margin” shall be equal to 2.50%.”
     5. Amendment to Section 8.13(a)(i) of the Credit Agreement. Section 8.13(a)(i) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“If, after the Closing Date, the Borrower wishes to designate as an Eligible Borrowing Base Property a Real Estate Asset that otherwise qualifies as an Eligible Borrowing Base Property but is owned by a Person other than the Borrower or a Subsidiary Guarantor, the Borrower shall give the Agent a written request thereof (the “Addition Request”). With the Addition Request, the Borrower and/or the potential Subsidiary Guarantor, as applicable, shall deliver to the Agent each of the following, all of which must be satisfactory to and approved by the Agent: (i) the organizational structure and Organizational Documents for the direct and indirect owners of such potential Eligible Borrowing Base Property; (ii) the operating statements and rent roll with respect to such potential Eligible Borrowing Base Property; (iii) a Certificate of Compliance in the form of Exhibit C evidencing compliance with the covenants set forth in § 10, and containing a certification that no Default or Event of Default exists and that such potential Borrowing Base Asset is not the subject of a Disqualifying Environmental Event or a Disqualifying Structural Event, in each case after giving effect to the inclusion of the additional Eligible Borrowing Base Property; and (iv) such other documents, instruments, agreements, amendments or supplements to existing Security Documents, lien search results, opinions or other information as the Agent deems necessary or advisable with respect to such potential Eligible Borrowing Base Property, the potential Subsidiary Guarantor or the potential Pledged Interests (the items specified in clauses (i) through (iv), the “New Property Diligence Documents”). The requested addition of such new Eligible Borrowing Base Property shall be effective upon the receipt of Unanimous Lender Approval (it being hereby agreed that a Lender shall be deemed to have consented to the Addition Request if, after ten (10) Business Days following the receipt by such Lender of the Addition Request and the New Property Diligence Documents, such Lender shall not have responded in writing to the Agent) and the Agent’s receipt of, and satisfaction with, the New Property Diligence Documents and the applicable Joinder Documents, which shall include, without limitation, a joinder to the Subsidiary Guaranty pursuant to which such Wholly-owned Subsidiary which owns the potential Eligible Borrowing Base Property guarantees the Obligations, a supplement to the Equity Pledge Agreement pursuant to which one hundred percent of the Equity Interests of such Subsidiary shall be pledged to the Agent and a supplement to the Account Agreement, if applicable.”
     6. Amendment to Section 8.13(c) of the Credit Agreement. Section 8.13(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“In the event the Borrower wishes to add a Real Estate Asset to the Borrowing Base Pool which does not meet one or more of the Borrowing Base Property Conditions or the provisions of §8.13(a), such Real Estate. Asset may be included in the Borrowing Base with the approval of the Agent and Unanimous Lender Approval.”
     7. Amendment to Schedule 2 to the Credit Agreement. Schedule 2 to the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“Commitments and Commitment Percentages

		Commitment
Lender	Commitment	Percentage
KeyBank National Association 127 Public Square Cleveland, Ohio 44114	$25,000,000	50%

Wells Fargo Bank, National Association 1750 H Street, NW, 4th Floor Washington, DC 20006	$25,000,000	50%
     8. Conditions to Effectiveness. This Second Amendment shall become effective upon receipt by KeyBank of the following:
     (a) this Second Amendment duly and properly authorized, executed and delivered by the Borrower and the Lenders;
     (b) allonges, executed and delivered by the Borrower, to all Notes issued to the Lenders;
     (c) each of the Joinder Documents with respect to Windsor at Battlefield, LLC becoming a Subsidiary Guarantor and the addition of the Windsor at Battlefield, LLC property as an Eligible Borrowing Base Property;

     (d) payment of all fees specified in the Fee Letter; and
     (e) such other documents, instruments, agreements and information as KeyBank shall have requested, including, without limitation, those set forth in the closing agenda provided by KeyBank to the Borrower in connection with this Second Amendment.
     9. Representations and Warranties. The Borrower represents and warrants to each Lender as follows:
          (a) The execution, delivery and performance of this Second Amendment hereby (i) are within the corporate, partnership or other authority of the Borrower, (ii) have been duly authorized by all necessary corporate or partnership proceedings, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which the Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower so as to materially adversely affect the assets, business or any activity of the Borrower, and (iv) do not conflict with any provision of the charter, articles, bylaws, operating agreement, partnership agreement or any similar agreement of the Borrower or any agreement or other instrument binding upon the Borrower.
          (b) The execution, delivery and performance of this Second Amendment will result in valid and legally binding obligations of the Borrower enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief or other equitable remedy is subject to the discretion of the court before which any proceeding therefor may be brought.
          (c) The execution, delivery and performance by the Borrower of this Second Amendment and the transactions contemplated hereby do not require any approval or consent of, or filing with, any governmental agency or authority.
          (d) Each of the representations and warranties of the Borrower contained in the Credit Agreement and each other Loan Document (after giving effect to this Second Amendment) or in any document or instrument delivered pursuant to or in connection therewith shall be true as of the date as of which they were made and are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and changes occurring in the ordinary course of business which singly or in the aggregate do not create a material adverse effect, and to the extent that such representations and warranties relate expressly to an earlier date).
          (e) After giving effect to this Second Amendment (i) no Default or Event of Default under the Credit Agreement has occurred and is continuing, including, without limitation, any failure to comply with Section 10.5 or Section 10.6 of the Credit Agreement and (ii) the outstanding amount of the Term Loan will not exceed 60% of the Value of Borrowing Base Properties.

     10. Ratification, etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Second Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by all amendments, including this Second Amendment.
     11. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     12. Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.
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     IN WITNESS WHEREOF, each of the undersigned has duly executed this First Amendment to Secured Term Loan Agreement as of the date first set forth above,

BORROWER:

FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP

By:	First Potomac Realty Trust, its sole general partner

	By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Chief Financial Officer and
Executive Vice President
LENDER AND ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Jason K. Weaver
Name: Jason K. Weaver
Title: Senior Vice President

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

     IN WITNESS WHEREOF, each of the undersigned has duly executed this First Amendment to Secured Term Loan Agreement as of the date first set forth above,

BORROWER:

FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP

By:	First Potomac Realty Trust, its sole general partner

	By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Chief Financial Officer and
Executive Vice President
LENDER AND ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Jason K. Weaver
Name: Jason K. Weaver
Title: Senior Vice President

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:

Name:
Title:

     IN WITNESS WHEREOF, each of the undersigned has duly executed this First Amendment to Secured Term Loan Agreement as of the date first set forth above,

BORROWER:

FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP

By:	First Potomac Realty Trust, its sole general partner

	By:	/s/ Barry H. Bass

Name: Barry H. Bass
Title: Chief Financial Officer and
Executive Vice President
LENDER AND ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Jason K. Weaver
Name: Jason K. Weaver
Title: Senior Vice President

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:

Name:
Title: